2020 Outlook Meeting December 17, 2019 | New York 1

Safe Harbor Statement Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements, including statements about our 2020 outlook for sales, premium income, adjusted operating earnings, adjusted operating return on equity, and after-tax adjusted operating income per share, are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) sustained periods of low interest rates; (2) fluctuation in insurance reserve liabilities and claim payments due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in governmental programs; (3) unfavorable economic or business conditions, both domestic and foreign, that may result in decreases in sales, premiums, or persistency, as well as unfavorable claims activity; (4) changes in or interpretations of laws and regulations, including tax laws and regulations; (5) a cyber attack or other security breach could result in the unauthorized acquisition of confidential data; (6) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cyber attack, or other event; (7) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (8) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (9) changes in our financial strength and credit ratings; (10) our ability to execute on our technology systems upgrades or replacements; (11) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (12) actual experience in the broad array of our products that deviates from our assumptions used in pricing, underwriting, and reserving; (13) changes in accounting standards, practices, or policies; (14) effectiveness of our risk management program; (15) contingencies and the level and results of litigation; (16) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (17) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (18) fluctuation in foreign currency exchange rates; (19) ability to generate sufficient internal liquidity and/or obtain external financing; (20) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; and (21) terrorism, both within the U.S. and abroad, ongoing military actions, and heightened security measures in response to these types of threats. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part 1, Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2018 and our subsequently filed quarterly reports on Form 10-Q. The forward-looking statements in this presentation are being made as of the date of this presentation, and we expressly disclaim any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise. 2

Non-GAAP Financial Measures We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business: • After-tax adjusted operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable; • Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges; • Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, the non-recourse debt and associated capital of Northwind Holdings, LLC. In addition, we assume the full redemption of our 3.000% senior notes due 2021, which includes the $94 million redeemed in October, and the expected maturity of our 5.625% senior notes due in 2020; and • Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI). Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals. We exclude these items as we believe them to be infrequent or unusual in nature, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. Refer to the Appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures. 3

Today’s Participants Rick McKenney President and Chief Executive Officer Steve Zabel Executive Vice President and Chief Financial Officer Tom White Senior Vice President, Investor Relations BUSINESS SEGMENT LEADERS OTHER CORPORATE OFFICERS Mike Simonds Marylou Murphy President and Chief Executive Officer President, Closed Block Operations Unum US Steve Mitchell Tim Arnold Chief Financial Officer, US Finance President and Chief Executive Officer Colonial Life Martha Leiper Executive Vice President, Chief Investment Officer Peter O’Donnell Puneet Bhasin Executive Vice President and Chief Executive Officer Executive Vice President, Chief Information Unum International and Digital Officer 4

Agenda • Corporate Overview • Financial Performance • 2020 Outlook • State of the Business • Unum US • Colonial Life • Unum International • Closed Block • Closing Comments • Questions and Answers • Appendix 5

Corporate Overview 6

Corporate Overview BUSINESS SNAPSHOT Employee benefits leader Distribution of After-Tax Adjusted Operating Earnings* • Top market positions • History of disability expertise • Consistent growth and margins • Strong capital generation * Excludes Corporate; Last Twelve Months Ending September 30, 2019 7

Corporate Overview OUR ADVANTAGES Helping the working world thrive throughout life’s moments OUR FRANCHISES HOW WE WIN • Superior and consistent distribution • Leading-edge employee benefits know-how • Excellent reputation with decision makers • Disciplined risk management approach to pricing and claims • People and culture INTERNATIONAL 8

Corporate Overview Helping the working world thrive throughout life’s moments 9

Corporate Overview We make a real difference Our products and services help people from all walks of life 10

Corporate Overview 2020 EXECUTION STRATEGY Growth and investment to address the strong need for our products and services Grow Existing Business Expand Our Reach Invest in Operations Continuing to enhance our Investing in our operations Expanding into new areas value proposition and to anticipate and respond to where we can best leverage deepen our relationships to the changing needs of our our expertise and capabilities serve our customers and customers and meet new to capture market growth reach underserved markets market demands opportunities 11

Corporate Overview ADVANCING OUR STRATEGIC PLAN Grow Existing Business Expand Our Reach Invest in Operations • Dental US & UK • Unum Poland • Advancing digital • Medical Stop Loss Acquisition capabilities • Leave Management • Colonial Life • HR Connect Services territory expansion • Benni platform (UK Voluntary) • Technology/new self-serve app 12

Corporate Overview RECENT FINANCIAL PERFORMANCE Core Segment Premium Growth After-Tax Operating Earnings Per Share ($ millions) 5% 13% CAGR* CAGR* $5.20 $7,909 +4-6% +4-7% growth growth $7,468 $4.29 $7,187 $3.88 $6,875 $3.61 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Outlook Outlook * Three Years Ending December 31, 2018 13

Corporate Overview 2020 ENVIRONMENT POSITIVES HEADWINDS  Continued strong labor market • Interest rates  Consumer confidence remains high • Competitive environment  Recession risk receding • Political uncertainty  Fed easing on hold • Long-term care 14

Corporate Overview 2020 OUTLOOK SUMMARY Outlook • Core premium growth up 4% to 6% • After-tax adjusted operating earnings per share growth for 2020 of 4% to 7% • Continuation of positive operating trends in our core businesses • Capital deployment consistent with recent years 15

Corporate Overview 2020 OUTLOOK * Consolidated After-Tax Adjusted Operating Earnings including Corporate Segment 16

Corporate Overview CLOSING COMMENTS History of consistent value Book Value Per Share creation (Ex. AOCI) • Market leader in the growing benefits space $47.45 $50 • Core operations are resilient and $45 8% continue strong performance $40 $35 • Growing and investing to address $30 the strong need for our products $25 and services $20 $15 • Solid financial results drive $10 consistent capital deployment $5 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019* *Nine Months Ending September 30, 2019 17

Financial Performance 18

Financial Performance MESSAGES FROM THE CFO • Our core businesses continue to deliver industry-leading margins and ROE • Challenging interest rate environment persists • Additional challenges from increasing competition in Voluntary Benefits market and Brexit-driven stagnation in UK • Recent LTC performance has been consistent with updated assumptions; cash contributions to support LTC are expected to decline beyond 2020 in a stable interest rate environment • Solid statutory earnings and capital position; consistent capital deployment through share repurchases and dividends to shareholders • We are confident in our investment strategy and consistently manage our position in high yield and alternative investments 19

Financial Performance PERFORMANCE DRIVERS IN 2019 Maintaining Operating Performance within Our 2019 Outlook 4-7% $5.20 20

Financial Performance Unum US 18.4% 17.9% 5.0% $5,943 ¹ 70.1% CAGR $5,736 15.9% 69.2% 15.0% $5,444 67.4% 67.2% 66.7% 13.3% $5,241 $4,960 2015 2016 2017 2018 T12M 2015 2016 2017 † 2018 YTD 2015 2016 2017 2018 YTD 2019² 2019³ 2019³ PREMIUM GROWTH BENEFIT RATIO ADJUSTED OPERATING RETURN ON EQUITY In millions of US dollars, as indicated ¹ Three Years Ending December 31, 2018 † Excluding UDB Reserve Increase ² Last Twelve Months Ending September 30, 2019 ³ Nine Months Ending September 30, 2019 21

Financial Performance Colonial Life 6.2% $1,670 CAGR¹ $1,604 18.0% 51.4% 51.4% $1,511 51.0% 51.3% 51.3% 17.4% 17.5% $1,417 16.6% $1,339 16.2% 2015 2016 2017 2018 T12M 2015 2016 2017† 2018 YTD 2015 2016 2017 2018 YTD 2019² 2019³ 2019³ PREMIUM GROWTH BENEFIT RATIO ADJUSTED OPERATING RETURN ON EQUITY In millions of US dollars, as indicated ¹ Three Years Ending December 31, 2018 † Excluding UDB Reserve Increase ² Last Twelve Months Ending September 30, 2019 ³ Nine Months Ending September 30, 2019 22

Financial Performance Unum International (Data for Unum UK unless otherwise noted) 3.1% CAGR¹ £429 18.6% 18.0% £413 £398 76.5% £391 74.4% 74.4% £377 68.5% 69.4% 15.2% 13.4% 13.3% 2015 2016 2017 2018 T12M 2015 2016 2017 2018 YTD 2015 2016 2017 2018 YTD 2019² 2019³ 2019³ PREMIUM GROWTH BENEFIT RATIO ADJUSTED OPERATING RETURN ON EQUITY† In millions of British pounds, as indicated ¹ Three Years Ending December 31, 2018 † Adj. Operating ROE for 2018 and 2019 ² Last Twelve Months Ending September 30, 2019 reflects the acquisition of Unum Poland ³ Nine Months Ending September 30, 2019 23

Financial Performance Topics • Interest Rate Management • Capital Management • Investment Portfolio 24

Financial Performance INTEREST RATE MANAGEMENT We have successfully managed the pressure from continued low interest rates, though levers differ across our product portfolio UNUM US UNUM INTERNATIONAL COLONIAL LIFE CLOSED BLOCK Long Term Disability Long Term Disability Universal Life Long Term Care reduction in new claim reduction in new claim required DAC unlocking receives the highest discount rate to maintain discount rate to maintain will reduce margins priority for yield, continue target balance sheet target balance sheet directing most attractive margins; repricing actions on margins; repricing actions Other Voluntary assets here, may new and inforce business on new and inforce products generally compound pressure on business insensitive to interest growth businesses Individual Disability rates, continue to introduction of new product; Group Life and focus on growth and Closed Block Disability mitigate pressures through supplemental products – efficiencies is well matched on underwriting and expense less interest sensitive duration, minimal impact actions Voluntary products generally insensitive to interest rates, focus on growth and efficiencies EARNINGS ON CAPITAL 25

Financial Performance CAPITAL MANAGEMENT Our targets for capital metrics remain constant and are established to support an “A” financial strength rating: • Maintain risk-based capital ratio greater than 350% • Maintain holding company cash above 1x fixed costs Year-end 2019 expected to exceed targets: • Risk-based capital ratio ~360% • Holding company cash $850+ million Our capital deployment priorities: • Invest in the growth of our core business • M&A opportunities • Support shareholder dividends • Repurchase shares 26

Financial Performance CAPITAL MANAGEMENT The primary sources of our Traditional U.S. Life Insurance Companies’ holding company cash are Statutory Results† dividends from our U.S. ($ millions) traditional insurance companies Our statutory earnings provide for $959.8 $976.8 • $884.6 strong dividend capacity $812.4 Additional sources of cash include dividends from our UK subsidiary, investment management fees and general services agreements • These sources generate 2016 2017 2018 2019* approximately $200 million of cash to holding company, consistent with † Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere recent years Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company * Last Twelve Months Ending September 30, 2019 27

Financial Performance CAPITAL MANAGEMENT 2020 Expectations for Cash Use • Shareholder dividend and interest expense of approximately $400 million • Share repurchases consistent with 2019 • Pay-off $400 million maturity (September 2020) from proceeds of June 2019 issue • Capital deployment for LTC higher in 2020 to reflect potential for C-1 factor changes • Our capital plans remain flexible given changing financial market conditions and changing rating agency and regulatory considerations 28

Financial Performance CAPITAL MANAGEMENT 2019 Debt Issuance Activity • June - $400 million 4.00% 10-year senior note • Sept. - $450 million 4.50% 30-year senior note Results of Accomplishments • $400 million of cash earmarked for 2020 maturity • 2021 maturity ($350 million) tendered and purchased • $83 million of long-duration / high-coupon debt tendered and purchased • Extended our debt ladder at attractive rates • Leverage at 27.0%* • Contemplating 2020 issue given book value growth and attractive rate environment *Net of prefunded 2020 maturity 29

Financial Performance CAPITAL MANAGEMENT * Net of prefunded 2020 maturity 30

Corporate Overview RETURNING CAPITAL TO SHAREHOLDERS Cumulative Repurchase History* Cumulative Dividend History* $5,000 ~$4.7 B $2,000 ~$1.8 B $4,500 $1,800 Retired $4,000 $1,600 46% of $3,500 S/O $1,400 $3,000 $1,200 $2,500 $1,000 $2,000 $800 $1,500 $600 $1,000 $400 $500 $200 $0 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019* Total of $6.5 billion returned to shareholders * As of September 30, 2019 31

Financial Performance INVESTMENT PORTFOLIO Portfolio Management Strategy Unum Investment Portfolio* • Our liability mix drives our long-duration, U.S. Gov't & Agencies Cash & Other 5.4% 5.2% fixed-income focus MBS/ABS/CMBS • The portfolio is built and managed to 3.1% perform over the long term through Municipals various cycles 5.3% • A- average credit rating Mortgage Loans 5.1% Inv. Grade • We maintain a strong focus on credit Corporates High Yield 57.3% analysis 6.6% • Important characteristics of our business: Private Placements • Minimal disintermediation risk 12.0% 76% Corporate Credit • Minimal catastrophe risk • Covariance benefit buffers Investment grade bonds remain our core holding. downgrade impacts *Excludes Policy Loans 32

Financial Performance INVESTMENT PORTFOLIO • Better-than-average default Credit Losses Relative to 2.75%2 experience over long term Moody’s Index1 including 2009-2010 recession • Active management of High Yield exposure provides generally equal downgrades and upgrades • Overweight sectors: • Utilities 0.79% • Capital Goods 0.74% 0.64% 0.50% • Basic Industry 0.40% 0.40% 0.39% 0.42% 0.34% 0.32% 0.34% • Transportation 0.25% 0.12% 0.10% 0.02% 0.05% 0.05% 0.00% 0.00% 0.00% 0.00% • Underweight sectors: 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD • Financial Institutions 2019* • Communications Market Unum • Consumer Cyclicals • Technology 1 Includes securities priced at below $60 2 Formerly 5.12% due to Lehman; Moody’s has subsequently removed it * Last Nine Months Ending September 30, 2019 33

Financial Performance INVESTMENT PORTFOLIO Active Management of High Yield and Alternatives 10% 8% 6% 4% 2% 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 9/30/2019 Alternatives High Yield 34

Financial Performance INVESTMENT PORTFOLIO Miscellaneous Investment Income ($ millions) $35 $30 $25 Average ~$20 $20 $15 $10 $5 $0 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Traditional Miscellaneous Investment Income Alternative Investment Income 35

Financial Performance INVESTMENT PORTFOLIO • Strong credit expertise Management of the “BBB” Portfolio • Active management of positions deemed vulnerable to downgrade • BBB- consistently lowest sub-rating • As BBB’s now represent ~50% of BBB+ credit indices; Unum remains in 34.2% line with the market BBB 45.7% • BBB companies took action to defend their investment grade ratings in 2019 BBB- 20.1% • The covariance benefit dampens the downgrade impact on our RBC ratio Distribution of BBB by sub-rating as of 9/30/19 (Market Value Basis) 36

2020 Outlook 37

2020 Outlook KEY MESSAGES • Expect 4% to 7% adjusted operating earnings per share growth in 2020 • Expect continued solid performance from core segments ⁃ Growth balanced with investments • Unum International ⁃ Brexit impacts ⁃ Poland contribution • Continued interest rate pressures ⁃ Discount rate adjustments ⁃ New money yields below portfolio yields • Anticipate tax rate of 20% to 21% • Consistent capital deployment with 2019 38

2020 Outlook OUTLOOK FOR 4% TO 7% GROWTH Performance Drivers in 2020 4-6% 4-7% 4-6% (2-4)% (1-2)% (0-1)% 39

Corporate Overview 2020 OUTLOOK * Consolidated After-Tax Adjusted Operating Earnings including Corporate Segment 40

State of the Business 41

Unum US 42

Unum US BUSINESS SNAPSHOT Sales Distribution¹ (YoY Growth) • Employee benefits distributed through brokers, consultants and platforms • Broad set of ancillary products; top 5 market share in each of the following: ⁃ Group Long-Term and Short-Term Disability ⁃ Group Life and AD&D ⁃ Voluntary Benefits ⁃ Individual Disability Benefits • Rapid expansion of dental and vision Emerging Medical Stop-loss offering • UNUM US • Expanding leave services and Earned Adjusted Adjusted capabilities built on leading HCM Premium² Operating Income² Operating ROE¹ platforms $5.9 B $1.0 B 17.9% ¹ Nine Months Ending September 30, 2019 ² Last Twelve Months Ending September 30, 2019 43

Unum US BUSINESS STRATEGY OVERVIEW GOALS & ASPIRATIONS Deliver the #1 customer experience in employee benefits CUSTOMER PRODUCT & RISK MANAGEMENT EXPERIENCES SERVICES & DISTRIBUTION • Re-oriented around • New Voluntary Products • Strengthening risk STRATEGIC customer journeys • Significant investment in management capabilities PRIORITIES • Increasing digital leave services through data and analytics investments • Increasingly consultative approach from sales and client management Our commitment to putting customers at the heart of everything we do, risk discipline, the development of our people and our values are the foundation of who we are as a company 44

Unum US KEY MESSAGES • We continue to generate consistent, market-leading returns • Interest rate and competitive dynamics in select markets will moderate near-term growth • Our strategies are showing clear evidence of success and provide a path for longer-term revenue and earnings expansion: ⁃ Large employer sales have increased base on Leave services (+29%) and HRConnect ⁃ Small and mid-sized employers are gravitating to Unum dental (+~30%) and we continue to receive very strong feedback from 1,100 existing clients migrated onto our new digital experience (e.g. MyUnum) ⁃ Projected Stop Loss Sales of ~20 million in 2019, doubling 2018 results • We continue to manage our resources effectively, delivering strong returns while investing in capabilities for long-term growth 45

Unum US

WE REMAIN A DISCIPLINED PLAYER IN THE CONTEXT OF MARKETPLACE PRESSURES



LTD Discount Rate and Benefit Ratio
88%
84%
80%
76%
72%
3/31/2010
9/30/2019
Discount Rate
Benefit Ratio



VB Takeovers as a % of Industry Sales Premium*
60%
40%
20%
0%
12%
38%
45%
53%
58%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017



UUS OpEx Ratio
20%
12%
2016
2017
2018
2019
OE with fee based business
OE without fee based business

Low interest rate environment

- We have dealt successfully with interest rates over time
- Our interest reserve margins remain in our target range
- Recent interest rate developments will require new business pricing and renewal activity in 2020

Competition in the Voluntary Benefits market

- The large case voluntary market is highly competitive, and a greater percentage of cases are takeover vs. first time buyer
- We are rolling out new products with level commissions and strong consumer value, resulting in an offering more in line with our Unum US value proposition; however, voluntary growth will be muted in the short term

Operating Expense efficiency

- Driving efficient operations remains key to competitiveness and creating funds for investment
- We continue to manage the underlying and overall cost of our business effectively

*Source: Eastbridge, US Voluntary/Worksite Sales Report, May 2018.

unum GROUP
46

Unum US We are RANKED #1 in FOCUS ON CUSTOMER EXPERIENCE comparison to competitors* across ease of business, employer trust and meeting the Strong investment in digital transformation needs of our customers aligned with our brand promise of simplicity, expertise and empathy % of Sales from Existing Clients 62% Client Satisfaction with Onboarding Journey 60% (% rating 9 or 10) 2018 2019 Projection Starting Point Ending at Inception Nov 2019 ~2.8 benefit products per client today out of a portfolio of ~13 80% 70% 58% 60% 44% 40% Focus on Client Driving 20% Persistency Jan Jan Nov 90.6% 2018 2019 2019 90.3% *Asked only respondents reporting that they are “very or somewhat familiar” with provider. Competitors analyzed included: Aflac, Allstate Benefits, American Fidelity, Guardian, The Hartford, Lincoln National, 2018 YTD 2019** MetLife, Principal, Prudential Financial, Standard, Sun Life, and TransAmerica. **Nine Months Ending September 30, 2019 47

Unum US PRODUCT & SERVICE GROWTH Group Dental & Vision Sales ($ millions) • Fastest-growing commercial dental provider 91 network in the U.S.* 9 65 • Dental/Vision sales and premium increases 44 6 expected to contribute to further growth: 6 82 59 • ~1% to our 2019 Unum US sales growth 38 • ~1% to 2020 earned premium growth 2017 2018 2019 Projection • Before tax adjusted operating earnings (BTOE) Vision Dental impact beginning in 2022 as platform reaches operating scale #11 Network among DHMO Market group Dental carriers Entry in California and #8 for vision • Expanded Medical Stop Loss offering Stop Loss Sales ($ millions) • ~2% to 2020 sales growth ~20 • Data-focused strategy with strong risk controls • Meaningful contributor to client expansion with long-term ~10 goal to be among top 5 direct stop loss writers <1M *Source: Netminder; Dental provide growth as measured over the 3 ½ years 2017 2018 2019 Projection since Unum Group acquired Starmount 48

Unum US

LARGE & MID-SIZED EMPLOYER SOLUTIONS

- Rapid growth in demand for leave services, natural connect to disability
  - **9 states** currently implemented/passed comprehensive paid leave legislation; **31 states** considered new/expanded programs in 2019
  - Paid parental leave was offered **by 46% of firms with 1,000 or more employees***
  - **~90%** of paid Short Term Disability claims have an associated Leave
- Our value proposition resonates within the large segment of the market
  - **~50%** of large prospect quotes include leave
  - Insurance premium persistency with leave is 5-7pts favorable to clients without Unum Leave
- 2019 and 2020 investments in digital leave capabilities greater than $30 million, with roll outs planned in second half 2020

Leave Service Annual Growth Rate
(Covered Lives)



7%
17%
29%
2017
2018
2019

***Source:** Guardian, The 2017 Guardian Absence Management Activity Index and Study: Raising the Bar on Employee Leave Practices and Outcomes

unum GROUP
49

Unum US LARGE & MID-SIZED EMPLOYER SOLUTIONS • HRConnect is providing a better client experience with expanded distribution Workday is growing at ~30% annually • Human Capital Management cloud market is growing with several clear leaders 2,800 2,200 • We continue to invest in capabilities 1,800 that operate within the HCM platform 1,300 (e.g. leave, billing, enrollment) • Workday partnership has generated 2017 2018 2019 2020 greater than $100M of insured premium sales since inception (2018) Workday Customers* • Unum is the only certified Workday solution provider in benefits/leave and current NEW PARTNERS FOR 2020: penetration of Workday is <10% Mid-Market Focus Large Market Focus 50

Unum US SMALL EMPLOYER SOLUTIONS • Significant opportunity for growth in the small employer market (<500 employees) • Continue to build out the strength of a bundled product set • Consumer focused voluntary • Dental (PPO/DHMO) and Vision • Enhancing our distribution model A Better Benefits Experience Managing your company’s Unum benefits just got easier to provide additional focus on small employers KEY CAPABILITIES: • 1Q roll out of modern digital • Expanding digital self-service capabilities platform for employers (MyUnum) • Seamless onboarding and enhanced enrollment • Simplified administrative experience as customers add more products • Utilize analytics and client experience sessions to proactively address client needs 51

Unum US SHORT & MID-TERM EARNINGS GROWTH Unum US Net Investment Income • Interest rate pressures will moderate ($ millions) near term BTOE growth through: • Reduced NII on reserve balances • Reduced NII on capital (2-3%) • Discount rate changes • Asset levels rise only modestly reflecting growth in less capital intensive products, such as dental and vision, as well as continued attention to capital efficiency • LTD discount rate reduction of 25bp increases reserves on new claims by $12.5M 2019 Yield Asset Misc 2020 Level Income • Earnings growth will migrate closer to revenue growth over the next 2-3 years as new growth platforms reach scale and portfolio yields level 52

Unum US 2020 FINANCIAL OUTLOOK 53

Colonial Life 54

Colonial Life 2 BUSINESS SNAPSHOT Sales Distribution (YoY Growth) • Market Share1 • #2 in STD, Accident and Cancer • #3 Universal, Whole Life and Hospital Indemnity • #5 in Critical Illness • Significant growth in Dental & Vision • Size and Scale • Over 95,000 clients served • Over 4.5 million policies inforce • Over 14,000 career agents and COLONIAL LIFE 17,000 brokers under contract Earned Adjusted Adjusted Premium3 Operating Income3 Operating ROE2 $1.7 B $342 M 17.5% ¹ Eastbridge U.S Worksite/Voluntary Carrier Sales Report for 2018 ² Nine Months Ending September 30, 2019 ³ Last Twelve Months Ending September 30, 2019 55

Colonial Life 2020 STRATEGY • Protect 5 million of America’s workers and their families by 2020 GOALS & ASPIRATIONS • Be known as the company that provides simple, modern, personal benefit experiences • Grow and leverage our unique distribution to reach more employers and individuals GROWTH/ CUSTOMER PRODUCTIVITY DISTRIBUTION EXPERIENCE Reach customers Create meaningful Work more efficiently through the growth and personalized experiences by investing in tools, STRATEGIC development of our for our customers new technology, and PRIORITIES agency sales force and through industry-leading external partnerships by building effective enrollment and servicing partnerships with capabilities brokers who rely on our expertise Our commitment to sound risk management, the development of our people and our values are the foundation from which we operate as a company 56

Colonial Life KEY MESSAGES • Strategic business decisions within our distribution system and headwinds from lapses in the large case block pressured growth in 2019 • Despite growth results, earnings remain strong driven by outstanding margins and continued focus on operational efficiency • We remain confident in our strategy and market opportunities • We continue to invest in distribution capabilities, customer experience, operational excellence, digital transformation, and talent • We expect to continue to outpace market growth rates in the future 57

Colonial Life 2020 KEY PRIORITIES Expand our reach to serve more customers • Growth and development of agency sales force • Effective broker partnerships • Increase focus on public sector • New and enhanced products and offerings • Drive adoption and utilization of digital capabilities Drive efficiency by investing in tools, new technology • Modernize and digitize business processes, enabling more self-service capabilities • Continue to build contemporary agent experience Create meaningful, personalized experience for our customers • Define and transform key client journeys • Enhance account management • Enrollment technology to meet changing customer needs 58

Colonial Life VB MARKET Market Growth Potential Existing Client Growth Opportunity (in millions of lives) U.S. working population: 173.9M Total client Colonial Life current policy holders: 4.5M 95,414 customers Average EEs Self 190 per client Employed 24.8 Large Average client 60.1 Public Sector penetration 22.3 25% Small 42.2 Medium 24.5 ~13 million EEs within existing client customers have Private Sector not yet elected Colonial Life coverage 126.8 59

Colonial Life TERRITORY EXPANSION UPDATE Footprint prior to territory expansion 60

Colonial Life TERRITORY EXPANSION UPDATE Footprint of new territories 61

Colonial Life TERRITORY EXPANSION UPDATE Territory footprint as of 1/1/2019 34.2% more EMPLOYERS are within a 75 mile radius of a territory office than in 2015 33.8% more PEOPLE are within a 75 mile radius of a territory office than in 2015 62

Colonial Life VB BROKER MARKET • Broker consolidation is reducing capacity for brokers to effectively serve the small employer market • More than 90% of our competitors can only serve the market through broker relationships • Survey of Colonial Life brokers 3Q2019¹ • Agents/distribution considered a strong competitive advantage - Highest scores around relationship with sales reps and their understanding of ER challenges - Over 2/3rds of responders say Colonial Life’s sales reps are better than other carriers’ - Other strengths include ease of doing business, positive employee experience, quality of customer service and claims process, company image, and ethical standards • Colonial Life earns strong net promoter score from brokers 1. 303 benefits brokers who have done business with CLA in the past year surveyed 63

Colonial Life CHANGING BENEFITS LANDSCAPE • Increasing importance of technology’s role in benefits administration: • Nearly half of employers utilize technology to support HR functions • Explosive growth in benefits and enrollment technology in the last decade • More competitors in the benefits space • Benefits cost sharing • Need for benefits education / counseling • Consumer expectations • Need to create deeper and more meaningful relationships with clients and consumers 64

Colonial Life CUSTOMER EXPERIENCE & DIGITAL PROGRESS Quote to Claim Capabilities • Agent assist application • Dispatch • Employee online scheduler • Digital postcard • Customized customer websites • Digital benefit booklets • Colonial Life benefits app • Claims Automation 65

Colonial Life WORKFORCE TALENT The Changing Face of the Workforce 2019 Colonial Life Percent of the U.S. Labor Force Workforce 2% 3% 21% 15% 25% 30% 50% 33% 50% 35% 29% 5% 4% 1994 2017 2019 Gen Z Millenials Gen X Baby Boomers Silent Source: Millennials are the largest generations in the U.S. labor force, Pew Research Center, Washington, D.C., April 2018. Generations are defined as Silent and Greatest: born 1945 or earlier; Baby boomer: born 1946–1964; Gen X: born 1965–1980; Millennial: born 1981–1996; Gen Z: born 1997 and later 66

Colonial Life DISTRIBUTION TALENT The Changing Face of the Workforce 2019 Colonial Life Percent of the U.S. Labor Force Distribution 2% 3% 21% 25% 23% 34% 50% 33% 35% 36% 29% 5% 4% 1994 2017 2019 Gen Z Millenials Gen X Baby Boomers Silent Source: Millennials are the largest generations in the U.S. labor force, Pew Research Center, Washington, D.C., April 2018. Generations are defined as Silent and Greatest: born 1945 or earlier; Baby boomer: born 1946–1964; Gen X: born 1965–1980; Millennial: born 1981–1996; Gen Z: born 1997 and later 67

Colonial Life SUMMARY • Colonial Life continues to deliver consistent results with strong margins in spite of unexpected challenges in 2019 • We continue to invest in our future growth: • New, or enhanced, products and offerings • Expanding our footprint • Digital transformation • Improved customer experience • While competition in the worksite marketing / voluntary benefits space continues to increase, our competitive advantages, including our size and scale, distribution, and customer service capabilities, will continue to support our ability to achieve our 2020 and longer-term goals 68

Colonial Life 2020 FINANCIAL OUTLOOK 69

Unum International 70

Unum International

BUSINESS SNAPSHOT

- Primary Products
  - Group Income Protection
  - Group Life
  - Supplementary and Voluntary products
    (Group Critical Illness, Dental, Individual Life)
- Market Share
  - Unum UK: #1 Group Income Protection
  - Unum UK: #6 Group Life
  - Unum UK: #3 Group Critical Illness
  - Unum UK: Top 4 UK Dental Business
  - Unum Poland: Premium player in Individual and Group markets
- Market Scope
  - Over 10,000 employers served
  - 2 million customers insured

Group Products: Swiss Re Group Watch
Dental: LaingBuisson Healthcare Intelligence

Sales Distribution[1]
(YoY Growth)



35%
(+82% growth)
Supplemental
(incl. Unum Poland)
38%
(+3% growth)
Core (<500 EE's)
27%
(-13% growth)
Large Case

UNUM INTERNATIONAL

Earned Premium[2]	Adjusted Operating Income[2]	Adjusted Operating ROE[1]
$617 M	$114 M	13.3%

[1] Nine Months Ending September 30, 2019
[2] Last Twelve Months Ending September 30, 2019

unum GROUP 71

Unum International BUSINESS STRATEGY OVERVIEW • Be recognized as a broad employee benefits and services provider outside of the U.S. GOALS & ASPIRATIONS • Be #1 partner of choice for distribution • Be the place that people aspire to work GROW UK INCOME GROW OUR EXPAND INTO PROTECTION BLOCK OTHER PRODUCTS ADJACENT AREAS • Use service led • Increase participation • Diversify Unum UK’s propositions to grow levels at large clients distribution and STRATEGIC SME market and grow SME market services through PRIORITIES • Place rate to respond to • Deploy Unum’s benefits new partnerships continuing low levels of and distribution • Launch new products interest rates expertise in Poland to and services in the • Continue to be disciplined grow existing business Polish market on large case Our commitment to putting customers at the heart of everything we do, risk discipline, the development of our people and our values are the foundation of who we are as a company 72

Unum International KEY MESSAGES • UK political landscape continues to generate economic uncertainty; baseline projection for an orderly Brexit with economic conditions similar to this year • Challenging market conditions continue to pressure UK margins and growth • Poland is ahead of expectations for both premiums and profits; good progress building capabilities to maintain growth • Successful execution of significant rate increases in 2019 expected to continue in 2020 • Investment portfolio remains defensively positioned, operational performance is solid • Continued investment in technology and proposition enhancements to improve take-up of our products efficiently • Growth strategy focused on increasing participation at levels in large case profitable customers and developing new distribution and services to reach new small case clients • Continuing to investigate opportunities to expand outside of our core offerings, both in terms of adjacent services, products and geography 73

Unum International OPERATING ENVIRONMENT U.K. GDP POLAND GDP 2.5 6.0 2.0 5.5 5.0 1.5 4.5 1.0 4.0 0.5 3.5 0.0 3.0 Jun-17 Jun-18 Jun-19 Jun-17 Jun-18 Jun-19 Sep-17 Sep-18 Sep-19 Sep-17 Sep-18 Sep-19 Dec-17 Dec-18 Dec-17 Dec-18 Mar-17 Mar-18 Mar-19 Mar-17 Mar-18 Mar-19 $/£ EXCHANGE RATE UK 10-YEAR GILT 1.6 2.0% 1.8% 1.5 1.6% 1.4% 1.4 1.2% 1.0% 1.3 0.8% 0.6% 1.2 0.4% 0.2% 1.1 0.0% Jun-16 Jun-17 Jun-18 Jun-19 Jun-16 Jun-17 Jun-18 Jun-19 Sep-16 Sep-17 Sep-18 Sep-19 Sep-16 Sep-17 Sep-18 Sep-19 Dec-15 Dec-16 Dec-17 Dec-18 Dec-16 Dec-17 Dec-18 Mar-16 Mar-17 Mar-18 Mar-19 Mar-17 Mar-18 Mar-19 74

Unum International

STRATEGIC INITIATIVES

c. **700 employers** and c. **200,000 employees** migrated to new Acturis platform

c. **9,000 employers** and c. **1.5 million employees** migrated to new Elixir admin platform

54% premium growth since acquisition of Dental

Poland fully integrated and achieving double digit growth

Benni brand and award winning platform launched, driving employee awareness and providing access to easy and efficient enrollment

Help@Hand health support app launched, providing medical support service to all GIP insured employees and their families

Integrated Unum Online platform launched Sept. 30th. YTD results: 444 users registered, 532 quotes, 12 sales

c.**10% rate increase** placed across the Income Protection book over the last 3 years unum GROUP 75

Unum International 2020 KEY PRIORITIES UK Poland • Remain agile to respond to dynamic UK environment • Continue to expand the Life Protection Advisors model with circa 20% additional Planners to be • Focus on being easy to do business with by improving recruited in 2020 our service, simplifying our customer journeys and accelerating the digitalization of our business • Maintain very high levels of persistency • Prioritize pricing discipline as we continue to re-rate the • Drive marketing campaigns to establish new book and maintain our focus on capital and expense brand and generate new leads management, while continuing to invest for future growth • Grow existing distribution channels by sharing • Expand distribution – Continue to invest in expanded our marketing and distribution expertise in the distribution capabilities including non-broker and US and UK voluntary opportunities to drive sustainable medium and • Grow Group Business portfolio via segmented long-term growth (Benni and Partnerships) pricing strategy • Segmented, service lead propositions to support new to • Utilize Unum expertise to trial a Group Long market SME growth and to provide large employers with Term Disability product solutions aligned to HR priorities 76

Unum International 2020 FINANCIAL OUTLOOK $:£ assumed at 1.30 for 2020 Plan (Nov YTD 2019 avg. rate = 1.27) Operating earnings and ROE are impacted by the amortization of the acquisition cost for Poland 77

Closed Block 78

Closed Block

BUSINESS SNAPSHOT

Legacy Discontinued Blocks

- Closed Disability Block
  - Mature block with sales discontinued in mid-1990s
  - Block largely in claim status
  - Average attained age of ALR is 57
- Closed Long Term Care (LTC) Block
  - Discontinued ILTC sales in 2009 & GLTC in 2011
  - Largely group plans
    - 52% employer-paid
    - 33% employee-paid
    - 15% individual
- Both Blocks in loss recognition; financial profile reflects earnings on capital

	Net GAAP Reserves	% Incurred Claim Reserves*
LTC	$11,942.2	18%
CDB	$7,613.0	96%
Other	$1,025.2	2%
TOTAL	$20,580.4	

LTC Reserves (9/30/19)
Statutory $13.0 B
GAAP $11.9 B

In $ Million, as of September 30, 2019, excludes MV (FAS 115) adjustment
* % of Total Gross Reserves

Premium Distribution[1]
(YoY Growth)


63%
(+1% growth)
Long-term Care
36%
(-11% growth)
Individual Disability
1%
Other

CLOSED BLOCK

Earned Premium[2]	Adjusted Operating Income[2]	Adjusted Operating ROE[1]
$1.0 B	$126 M	2.5%

[1] Nine Months Ending September 30, 2019
[2] Last Twelve Months Ending September 30, 2019

unum GROUP 79

Closed Block STRATEGY FINANCIAL ANALYSIS LTC RATE INCREASES CAPITAL MANAGEMENT Use new experience analysis tools • Continue pursuit of justified • Continue to implement to manage the blocks rate increases structural changes to enhance financial flexibility • Continue to build out LTC and • Stratify rate requests and IDI financial platforms enhance policyholder options • Improve our understanding of the long term capital • These tools will enable • Lead regulatory outreach needs of the business empowered decision making program and drive the and action, including broader national LTC • Shape regulatory management strategies for: discussions framework for LTC block management ⁃ Investment & interest rate risk • Strengthen capabilities and ⁃ Liability exposure & premium ongoing controls and • Continue to pursue rate increases management alternative sources of ⁃ Capital management capital OPERATIONAL EFFECTIVENESS • High quality, innovative, and cost efficient claims management and customer service • Effective communication and implementation of approved rate increases • Sustainable technology foundation for the future 80

Closed Block 2020 KEY PRIORITIES Our strategy for the Closed Block remains unchanged and we are making strong progress in our focus areas • We will continue to leverage the enhanced financial analysis that we have implemented and invest in technological improvements • Executing on our LTC rate increase strategy remains a top priority • Active capital management remains a key tool for both our longer term success and shorter term strategic initiatives • In the longer term, we will continue to explore structural options to enhance financial flexibility 81

Closed Block LONG TERM CARE DEMOGRAPHICS • Our LTC block is predominantly group-sponsored plans • These group policies generally have higher lapse rates and less rich benefits (less lifetime benefits, lower avg. daily benefits and less inflation protection) 82

Closed Block LONG TERM CARE - 2018 RATE INCREASE STRATEGY UPDATE • We continue to actively engage Present Value of Rate Increase Approvals with regulators to pursue Achieved through 3Q19 actuarially justified rate increases and rate increase alternatives for policyholders • We have also met with regulators in various forums to educate them regarding our reserve assumptions and broader industry issues 83

Closed Block LONG TERM CARE INTEREST ADJUSTED LOSS RATIO LTC GAAP IALR 100% 95% 89.8% 90% 88.5% 87.5% 87.4% 85% 83.2% 87.2% Cumulative loss ratio over past 80% four quarters 75% 3Q'18 4Q'18 1Q'19 2Q'19 3Q'19 84

Closed Block LONG TERM CARE INTEREST RATES LTC New Money Yields 6.5% 6.3% 6.1% 5.9% 5.7% 5.5% 5.3% 5.1% 4.9% 4.7% 4.5% 2018 2019 2020 2021 2022 2023 2024 2025 • Since updating reserve assumptions in the third quarter of 2018, our yield on new purchases for our LTC reserve portfolio has exceeded the 5.5% new money yield target • We have successfully built up our LTC investment portfolio with alternative investments in the past, which achieve a higher yield, while remaining within Unum Group’s risk tolerances 85

Closed Block CLOSED INDIVIDUAL DISABILITY BLOCK Closed Disability Block Interest Adjusted Loss Ratio 83.6% 83.6% 82.8% 82.4% 80.4% 80.1% 2014 2015 2016 2017 2018 YTD 2019 Northwind Securitization • The Northwind securitization continues to perform as expected • Non-recourse debt currently $80 million, with payoff expected in 2021 • Cash flows in excess of Northwind debt service available to Unum Group 86

Closed Block SUMMARY • Earnings for the Closed Block for 2020 are expected to be generally in line with 2019 • Net investment income will likely be volatile for this business segment, driven in part by miscellaneous investment income • Our Long Term Care block has generally performed in line with the expectations that we set when we updated reserve assumptions in 2018; we expect Loss Ratio volatility given the relatively immature block profile • The Closed Disability Block continues to wind down as expected, highlighting the predictability of this seasoned block • Unum continues to dedicate significant resources to manage these blocks 87

Closed Block 2020 FINANCIAL OUTLOOK 88

Closing Comments 89

Closing Comments KEY TAKEAWAYS • Uniquely focused on employee benefits in the workplace • We will continue to invest in our core businesses to support growth and further enhance the customer experience • We continue to actively manage the Closed Block • 2020 outlook: 4% - 7% after-tax adjusted operating EPS growth, continued positive operating trends in our core business segments, and consistent capital deployment • Our financial position allows us to balance investing in and growing our core business operations while returning capital to shareholders 90

Questions and Answers 91

Appendix Reconciliation of Non-GAAP Financial Measures 92

Appendix RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Last Twelve Months Ending September 30, 2019 Year Ended December 31, 2018 (in millions) per share* (in millions) per share* Net Income $ 1,053.2 $ 4.96 $ 523.4 $ 2.38 Excluding: Net Realized Investment Loss (net of tax benefit of $15.3; $11.0) (58.5) (0.27) (28.5) (0.12) Cost Related to Early Retirement of Debt (net of tax benefit of $5.3; $-) (19.9) (0.09) - - Long-term Care Reserve Increase (net of tax benefit of $-; $157.7) - - (593.1) (2.70) After-tax Adjusted Operating Income $ 1,131.6 $ 5.32 $ 1,145.0 $ 5.20 Year Ended December 31, 2017 Year Ended December 31, 2016 Year Ended December 31, 2015 (in millions) per share* (in millions) per share* (in millions) per share* Net Income $ 994.2 $ 4.37 $ 931.4 $ 3.95 $ 867.1 $ 3.50 Excluding: Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $15.0; $8.4; $(17.7)) 25.3 0.11 15.8 0.07 (26.1) (0.11) Loss from Guaranty Fund Assessment (net of tax benefit of $7.2; $-; $-) (13.4) (0.06) - - - - Unclaimed Death Benefits Reserve Increase (net of tax benefit of $13.6; $-: $-) (25.4) (0.11) - - - - Net Tax Benefit for Impacts of TCJA 31.5 0.14 - - After-tax Adjusted Operating Income $ 976.2 $ 4.29 $ 915.6 $ 3.88 $ 893.2 $ 3.61 *Assuming Dilution 93

Appendix RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Annualized After-tax Adjusted Average Adjusted Operating Operating Income (Loss) Allocated Equity(1) Return (in millions) on Equity Nine Months Ended September 30, 2019 Unum US $ 608.0 $ 4,531.4 Unum International 73.0 733.5 Colonial Life 203.3 1,550.7 Core Operating Segments 884.3 6,815.6 17.3% Closed Block 69.3 3,730.3 Corporate (103.7) (1,703.1) Consolidated $ 849.9 $ 8,842.8 12.8% (1) Excludes net unrealized gain on securities and net gain on hedges and is calculated using the adjusted stockholders' equity balances presented below. Due to the implementation of a FASB update for which the beginning balance of 2019 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2019 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2019. As a result, average equity for the nine months ended September 30, 2019 for certain of our segments will not compute using the historical allocated equity at December 31, 2018. 9/30/2019 12/31/2018 (in millions) Total Stockholders' Equity $ 9,631.6 $ 8,621.8 Excluding: Net Unrealized Gain (Loss) on Securities 422.1 (312.4) Net Gain on Hedges 204.3 250.6 Total Adjusted Stockholders' Equity $ 9,005.2 $ 8,683.6 Average Adjusted Stockholders' Equity Nine Months Ended September 30, 2019 $ 8,842.8 94

Appendix RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (in millions of dollars, except ratios) September 30, 2019 Debt $ 3,437.3 Including: Lease Liability 112.4 Excluding: Non-Recourse Debt 92.7 Expected Maturity of the 5.625% senior notes due 2020 400.0 Early Retirement of the 3.000% senior notes due 2021 94.0 Adjusted Debt and Lease Liability $ 2,963.0 Total Stockholders' Equity $ 9,631.6 Excluding: Unrealized Gain on Securities and Net Gain on Hedges 626.4 Northwind Capital 978.5 Equity, As Adjusted 8,026.7 Debt, As Adjusted and Lease Liability 2,963.0 Total Adjusted Capital $ 10,989.7 Leverage Ratio* 27.0% * In connection with our January 1, 2019 adoption of the accounting update for leases, we have included the lease liability in the calculaiton of our leverage ratio on aprospective basis. 95

Appendix

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	September 30		December 31									
	2019		2018		2017		2016		2015		2014	
	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)
Total Stockholders' Equity, As Reported (Book Value)	$ 9,631.6	$ 46.70	$ 8,621.8	$ 40.19	$ 9,574.9	$ 43.02	$ 8,968.0	$ 39.02	$ 8,663.9	$ 35.96	$ 8,521.9	$ 33.78
Excluding:												
Net Unrealized Gain (Loss) on Securities	422.1	2.04	(312.4)	(1.46)	607.8	2.73	440.6	1.92	204.3	0.84	290.3	1.15
Net Gain on Hedges	204.3	0.99	250.6	1.17	282.3	1.27	327.5	1.42	378.0	1.57	391.0	1.55
Subtotal	9,005.2	43.67	8,683.6	40.48	8,684.8	39.02	8,199.9	35.68	8,081.6	33.55	7,840.6	31.08
Excluding:												
Foreign Currency Translation Adjustment	(345.2)	(1.67)	(305.2)	(1.42)	(254.5)	(1.15)	(354.0)	(1.54)	(173.6)	(0.72)	(113.4)	(0.45)
Subtotal	9,350.4	45.34	8,988.8	41.90	8,939.3	40.17	8,553.9	37.22	8,255.2	34.27	7,954.0	31.53
Excluding:												
Unrecognized Pension and Postretirement Benefit Costs	(434.4)	(2.11)	(447.2)	(2.08)	(508.1)	(2.28)	(465.1)	(2.02)	(392.6)	(1.63)	(401.5)	(1.59)
Total Stockholders' Equity, Excluding AOCI	$ 9,784.8	$ 47.45	$ 9,436.0	$ 43.98	$ 9,447.4	$ 42.45	$ 9,019.0	$ 39.24	$ 8,647.8	$ 35.90	$ 8,355.5	$ 33.12

	December 31											
	2013		2012		2011		2010		2009		2008	
	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)
Total Stockholders' Equity, As Reported (Book Value)	$ 8,639.9	$ 33.23	$ 8,604.6	$ 31.84	$ 8,168.0	$ 27.91	$ 8,483.9	$ 26.80	$ 8,045.0	$ 24.25	$ 5,941.5	$ 17.94
Excluding:												
Net Unrealized Gain (Loss) on Securities	135.7	0.52	873.5	3.23	614.8	2.11	416.1	1.31	382.7	1.16	(837.4)	(2.53)
Net Gain on Hedges	396.3	1.52	401.6	1.48	408.7	1.39	361.0	1.14	370.8	1.12	458.5	1.38
Subtotal	8,107.9	31.19	7,329.5	27.13	7,144.5	24.41	7,706.8	24.35	7,291.5	21.97	6,320.4	19.09
Excluding:												
Foreign Currency Translation Adjustment	(47.1)	(0.18)	(72.6)	(0.26)	(117.6)	(0.41)	(107.1)	(0.34)	(75.3)	(0.23)	(172.8)	(0.52)
Subtotal	8,155.0	31.37	7,402.1	27.39	7,262.1	24.82	7,813.9	24.69	7,366.8	22.20	6,493.2	19.61
Excluding:												
Unrecognized Pension and Postretirement Benefit Costs	(229.9)	(0.88)	(574.5)	(2.13)	(444.1)	(1.51)	(318.6)	(1.00)	(330.7)	(1.00)	(406.5)	(1.23)
Total Stockholders' Equity, Excluding AOCI	$ 8,384.9	$ 32.25	$ 7,976.6	$ 29.52	$ 7,706.2	$ 26.33	$ 8,132.5	$ 25.69	$ 7,697.5	$ 23.20	$ 6,899.7	$ 20.84

unum GROUP 96